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                                                                   Exhibit 99.01

                                     PROXY

                                 SKYMALL, INC.
                             1520 EAST PIMA STREET
                            PHOENIX, ARIZONA 85034



                   THIS PROXY IS SOLICITED ON BEHALF OF THE
                      BOARD OF DIRECTORS OF SKYMALL, INC.
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS

         The undersigned stockholder of SkyMall, Inc., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders, dated June 14, 2001, and hereby appoints Robert M. Worsley and Christine A. Aguilera, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of SkyMall, Inc. to be held at the corporate offices of the Company located at 1520 East Pima Street, Phoenix, Arizona 85034 on July 17, 2001, at 9:00 a.m., local time, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

                CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

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[PROXY CARD INSTRUCTION SHEET AND REVERSE OF PROXY CARD]

SKYMALL, INC.           VOTE BY PHONE - 1-800-690-6903
                        Use any touch-tone telephone to transmit your voting
PROXY SERVICES          instructions. Have your proxy card in hand when you
P. O. BOX 9079          call. You will be prompted to enter your 12-digit
FARMINGDALE, NY 11735   Control Number which is located below and then follow
                        the simple instructions the Vote Voice provides you.


                        VOTE BY INTERNET - WWW.PROXYVOTE.COM
                                           -----------------
                        Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and create an electronic voting instruction form.

                        VOTE BY MAIL
                        Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return to SkyMall, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                           SKYMALL          KEEP THIS PORTION FOR YOUR RECORDS
================================================================================
[REVERSE SIDE OF PROXY CARD]                DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

                              ___________________

SKYMALL, INC.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVING THE AGREEMENT AND PLAN OF MERGER.

Vote on Proposal

1. To approve the Agreement and Plan of Merger dated as of May 14, 2001 among Gemstar-TV Guide International, Inc., GSky Acquisition Sub, Inc., and SkyMall, Inc. (the "Merger Agreement") and the Merger, pursuant to which SkyMall will be merged with and into GSky Acquisition Sub, and GSky Acquisition Sub will continue as the surviving corporation and change its name to "SkyMall, Inc."

      [_] FOR           [_] AGAINST               [_] ABSTAIN


2. As such proxies deem advisable upon such matters as may properly come before the special meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE

I will attend the Special Meeting  [_]


     _________________     _________________

     Signature       Date        Signature (Joint Owners)  Date

     [PLEASE SIGN WITHIN BOX]

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